SLM Student Loan Trust 2003-5
Quarterly Servicing Report
Report Date: 8/31/2004 Reporting Period: 6/1/04-8/31/04

I. Deal Parameters

	Student Loan Portfolio Characteristics		5/31/2004	Activity	8/31/2004
A	i	Portfolio Balance	$2,093,636,030.93	$(42,378,762.57)	$2,051,257,268.36
	ii	Interest to be Capitalized	9,896,486.50		9,986,196.67

	iii	Total Pool	$2,103,532,517.43		$2,061,243,465.03

	iv	Specified Reserve Account Balance	5,258,831.29		5,153,108.66

	v	Total Adjusted Pool	$2,108,791,348.72		$2,066,396,573.69

B	i	Weighted Average Coupon (WAC)	6.380%		6.374%
	ii	Weighted Average Remaining Term	257.63		256.50
	iii	Number of Loans	108,154		105,975
	iv	Number of Borrowers	68,304		66,754
	v	Aggregate Outstanding Principal Balance — T-Bill	$442,569,342.84		$429,027,436.24
	vi	Aggregate Outstanding Principal Balance — Commercial Paper	$1,660,963,174.59		$1,632,216,028.79

	Notes			Spread	Exchange Rate	Balance 6/15/04	Balance 9/15/04
C	i	A-1 L Notes	78442GGP5	0.010%	1.0000	$58,673,948.72	$16,279,173.69
	ii	A-2 L Notes	78442GGQ3	0.030%	1.0000	$287,274,000.00	$287,274,000.00
	iii	A-3 L Notes	78442GGR1	0.100%	1.0000	$304,424,000.00	$304,424,000.00
	iv	A-4 L Notes	78442GGS9	0.210%	1.0000	$323,311,000.00	$323,311,000.00
	v	A-5 E Notes *	XS0168279080	0.270%	1.1468	638,000,000.00	638,000,000.00
	vi	A-6 ARS Notes	78442GGT7	ARS	1.0000	$100,000,000.00	$100,000,000.00
	vii	A-7 ARS Notes	78442GGU4	ARS	1.0000	$100,000,000.00	$100,000,000.00
	viii	A-8 ARS Notes	78442GGV2	ARS	1.0000	$100,000,000.00	$100,000,000.00
	ix	A-9 ARS Notes	78442GGW0	ARS	1.0000	$35,200,000.00	$35,200,000.00
	xii	B ARS Notes	78442GGX8	ARS	1.0000	$68,250,000.00	$68,250,000.00

	Auction Rate Security Principal Allocated But Not Distributed			6/15/2004	9/15/2004
D	vi	A-6 ARS Notes	78442GGT7	$—	$—
	vii	A-7 ARS Notes	78442GGU4	$—	$—
	viii	A-8 ARS Notes	78442GGV2	$—	$—
	ix	A-9 ARS Notes	78442GGW0	$—	$—
	xii	B ARS Notes	78442GGX8	$—	$—

	Reserve Account		6/15/2004	9/15/2004
E	i	Required Reserve Acct Deposit (%)	0.25%	0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)	$5,258,831.29	$5,153,108.66
	iv	Reserve Account Floor Balance ($)	$2,251,218.00	$2,251,218.00
	v	Current Reserve Acct Balance ($)	$5,258,831.29	$5,153,108.66

	Capitalized Interest Account		6/15/2004	9/15/2004
F	i	Capitalized Interest Account Balance ($)	$21,750,000.00	$—

* A-5 is denominated in Euros

II. 2003-5 Transactions from: 5/31/2004 through: 8/31/2004

A	Student Loan Principal Activity
	i	Regular Principal Collections	$47,951,218.90
	ii	Principal Collections from Guarantor	4,985,664.80
	iii	Principal Reimbursements	32,409.73
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$52,969,293.43

B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$60,766.30
	ii	Capitalized Interest	(10,651,297.16)

	iii	Total Non-Cash Principal Activity	$(10,590,530.86)

C	Total Student Loan Principal Activity		$42,378,762.57

D	Student Loan Interest Activity
	i	Regular Interest Collections	$20,323,997.56
	ii	Interest Claims Received from Guarantors	296,490.05
	iii	Collection Fees	6,434.99
	iv	Late Fee Reimbursements	263,496.04
	v	Interest Reimbursements	1,867.67
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	39,096.53
	viii	Subsidy Payments	1,640,513.03

	ix	Total Interest Collections	$22,571,895.87

E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$645.78
	ii	Capitalized Interest	10,651,297.16

	iii	Total Non-Cash Interest Adjustments	$10,651,942.94

F	Total Student Loan Interest Activity		$33,223,838.81

G.	Non-Reimbursable Losses During Collection Period		$54,879.21
H.	Cumulative Non-Reimbursable Losses to Date		$205,119.82

III. 2003-5 Collection Account Activity 5/31/2004 through 8/31/2004

A	Principal Collections
	i	Principal Payments Received	$29,971,181.16
	ii	Consolidation Principal Payments	22,965,702.54
	iii	Reimbursements by Seller	48.50
	iv	Borrower Benefits Reimbursements	0.00
	v	Reimbursements by Servicer	134.80
	vi	Re-purchased Principal	32,226.43

	vii	Total Principal Collections	$52,969,293.43

B	Interest Collections
	i	Interest Payments Received	$22,108,704.52
	ii	Consolidation Interest Payments	191,392.65
	iii	Reimbursements by Seller	0.00
	iv	Borrower Benefits Reimbursements	0.00
	v	Reimbursements by Servicer	890.35
	vi	Re-purchased Interest	977.32
	vii	Collection Fees/Return Items	6,434.99
	viii	Late Fees	263,496.04

	ix	Total Interest Collections	$22,571,895.87

C	Other Reimbursements		$339,710.65

D	Reserves in Excess of Reserve Requirement		$105,722.63

E	Interest Rate Cap Proceeds		$—

F	Trust Account Investment Income		$204,045.27

G	Funds Released from Capitalized Interest Account		$21,750,000.00

	TOTAL FUNDS RECEIVED		$97,940,667.85
	LESS FUNDS PREVIOUSLY REMITTED/SET ASIDE:
	i	Consolidation Loan Rebate Fees	(5,337,357.20)
	ii	Funds Allocated to the Future Distribution Account	(11,238,732.64)
	iii	Funds Released from the Future Distribution Account	$7,617,693.92

H	TOTAL AVAILABLE FUNDS		$88,982,271.93

I	Servicing Fees Due for Current Period		$860,413.56

J	Carryover Servicing Fees Due		$—

K	Administration Fees Due		$20,000.00

L	Total Fees Due for Period		$880,413.56

IV. 2003-5 Future Distribution Account Activity

A	Account Reconciliation

	i	Beginning Balance	6/15/2004	$3,255,787.35
	ii	Total Allocations for Distribution Period		$7,982,945.29
	iii	Total Payments for Distribution Period		$(3,621,038.71)
	iv	Funds Released to the Collection Account		$(7,617,693.92)

	v	Total Balance Prior to Current Month Allocations		$—

	vi	Ending Balance	9/15/2004	$3,890,144.41

B	Monthly Allocations to the Future Distribution Account

	Monthly Allocation Date		6/15/2004
	i	Primary Servicing and Admin Fees		$876,777.31
	ii	admin fees		$6,666.66
	iii	Broker Dealer, Auction Agent and Remarketing Fees		$70,099.44
	iv	Interest Accrued on the Class A Notes and Swap Counterparty		$2,228,306.44
	v	Interest Accrued on the Class B Notes		$73,937.50

	vi	Balance as of	6/15/2004	$3,255,787.35

	Monthly Allocation Date		7/15/2004
	i	Primary Servicing and Admin Fees		$872,348.35
	ii	admin fees		$6,666.66
	iii	Broker Dealer, Auction Agent and Remarketing Fees		$74,772.73
	iv	Interest Accrued on the Class A Notes and Swap Counterparty		$3,018,417.96
	v	Interest Accrued on the Class B Notes		$87,966.67

	vi	Total Allocations		$4,060,172.37

	Monthly Allocation Date		8/16/2004
	i	Primary Servicing and Admin Fees		$870,242.48
	ii	admin fees		$6,666.66
	iii	Broker Dealer, Auction Agent and Remarketing Fees		$70,099.44
	iv	Interest Accrued on the Class A Notes and Swap Counterparty		$2,883,626.84
	v	Interest Accrued on the Class B Notes		$92,137.50

	vi	Total Allocations		$3,922,772.92

C	Total Future Distribution Account Deposits Previously Allocated			$11,238,732.64

D	Current Month Allocations		9/15/2004
	i	Primary Servicing and Admin Fees		$860,413.56
	ii	admin fees		$6,666.66
	iii	Broker Dealer, Auction Agent and Remarketing Fees		$70,099.44
	iv	Interest Accrued on the Class A Notes and Swap Counterparty		$2,853,433.50
	v	Interest Accrued on the Class B Notes		$99,531.25

	vi	Allocations on the Distribution Date		$3,890,144.41
	vii	Plus: Additional Loan Account Deposits in the Amount of the Principal Distribution Amount		$—

	viii	Total Monthly Required Allocations		$3,890,144.41

V. 2003-5 Auction Rate Security Detail

A	Auction Rate Securities Paid During Distribution Period

		Payment	Security	Interest	No. of
	i	Date	Description	Rate	Days	Start Date	End Date	Interest
		6/17/2004	SLM TRUST 2003-5 A-6	1.230000%	28	5/20/2004	6/17/2004	$95,666.67
		6/22/2004	SLM TRUST 2003-5 A-9	1.250000%	28	5/25/2004	6/22/2004	$34,222.22
		6/22/2004	SLM TRUST 2003-5 B	1.300000%	28	5/25/2004	6/22/2004	$69,008.33
		7/6/2004	SLM TRUST 2003-5 A-7	1.360000%	28	6/8/2004	7/6/2004	$105,777.78
		7/13/2004	SLM TRUST 2003-5 A-8	1.390000%	28	6/15/2004	7/13/2004	$108,111.11
		7/15/2004	SLM TRUST 2003-5 A-6	1.380000%	28	6/17/2004	7/15/2004	$107,333.33
		7/20/2004	SLM TRUST 2003-5 A-9	1.390000%	28	6/22/2004	7/20/2004	$38,055.11
		7/20/2004	SLM TRUST 2003-5 B	1.450000%	28	6/22/2004	7/20/2004	$76,970.83
		8/3/2004	SLM TRUST 2003-5 A-7	1.520000%	28	7/6/2004	8/3/2004	$118,222.22
		8/10/2004	SLM TRUST 2003-5 A-8	1.550000%	28	7/13/2004	8/10/2004	$120,555.56
		8/12/2004	SLM TRUST 2003-5 A-6	1.570000%	28	7/15/2004	8/12/2004	$122,111.11
		8/17/2004	SLM TRUST 2003-5 A-9	1.550000%	28	7/20/2004	8/17/2004	$42,435.56
		8/17/2004	SLM TRUST 2003-5 B	1.620000%	28	7/20/2004	8/17/2004	$85,995.00
		8/31/2004	SLM TRUST 2003-5 A-7	1.600000%	28	8/3/2004	8/31/2004	$124,444.44
		9/7/2004	SLM TRUST 2003-5 A-8	1.650000%	28	8/10/2004	9/7/2004	$128,333.33
		9/9/2004	SLM TRUST 2003-5 A-6	1.700000%	28	8/12/2004	9/9/2004	$132,222.22
		9/14/2004	SLM TRUST 2003-5 A-9	1.710000%	28	8/17/2004	9/14/2004	$46,816.00
		9/14/2004	SLM TRUST 2003-5 B	1.750000%	28	8/17/2004	9/14/2004	$92,895.83

	ii	Auction Rate Security Payments Made During Distribution Period		6/15/04—9/15/04				$1,649,176.65
	iii	Broker/Dealer Fees Paid During Distribution Period		6/15/04—9/15/04				$219,924.44
	iv	Auction Agent Fees Paid During Distribution Period		6/15/04—9/15/04				$9,346.79
	v	Primary Servicing Fees Remitted						$1,742,590.83

	vi	Total						$3,621,038.71
		Less: Auction Rate Security Interest Payments due on the Distribution Date						$—
		Less: Auction Rate Security Auction Agent Fees due on the Distribution Date						$—
		Less: Auction Rate Security Broker Dealer Fees due on the Distribution Date						$—

B	Total Payments Out of Future Distribution Account During Distribution Period							$3,621,038.71

C	Funds Released to Collection Account							$7,617,693.92

D	Auction Rate Student Loan Rates			Jun-04	Jul-04	Aug-04
				4.586%	4.583%	4.586%

VI. 2003-5 Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		%		Principal Amount		%
STATUS	5/31/2004	8/31/2004	5/31/2004	8/31/2004	5/31/2004	8/31/2004	5/31/2004	8/31/2004	5/31/2004	8/31/2004
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
Grace									%	%
Current	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
REPAYMENT
Active
Current	6.261%	6.243%	76,724	74,583	70.940%	70.378%	$1,381,887,027.32	$1,345,295,131.49	66.004%	65.584%
31-60 Days Delinquent	6.843%	6.965%	3,011	2,769	2.784%	2.613%	$57,048,462.50	$55,212,866.22	2.725%	2.692%
61-90 Days Delinquent	7.202%	7.049%	1,487	1,598	1.375%	1.508%	$30,548,097.56	$30,388,196.28	1.459%	1.481%
91-120 Days Delinquent	7.218%	7.039%	783	807	0.724%	0.762%	$16,514,562.08	$16,054,694.90	0.789%	0.783%
> 120 Days Delinquent	7.459%	7.410%	1,447	1,646	1.338%	1.553%	$30,448,916.30	$34,941,071.83	1.454%	1.703%
Deferment
Current	6.292%	6.330%	10,110	10,261	9.348%	9.682%	$217,017,877.89	$216,038,639.82	10.366%	10.532%
Forbearance
Current	6.608%	6.599%	14,431	14,131	13.343%	13.334%	$357,134,588.35	$348,916,671.96	17.058%	17.010%
TOTAL REPAYMENT	6.378%	6.371%	107,993	105,795	99.851%	99.830%	$2,090,599,532.00	$2,046,847,272.50	99.855%	99.785%
Claims in Process (1)	7.761%	7.857%	161	180	0.149%	0.170%	$3,036,498.93	$4,409,995.86	0.145%	0.215%
Aged Claims Rejected (2)	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
GRAND TOTAL	6.380%	6.374%	108,154	105,975	100.000%	100.000%	$2,093,636,030.93	$2,051,257,268.36	100.000%	100.000%

(1)	Claims filed and unpaid; includes claims rejected aged less than 6 months.
(2)	Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.
* Percentages may not total 100% due to rounding.

VII. 2003-5 Expected Interest Calculation and Swap Payments

A	Borrower Interest Accrued During Collection Period			$31,403,483.64
B	Interest Subsidy Payments Accrued During Collection Period			1,533,627.40
C	SAP Payments Accrued During Collection Period			133,074.69
D	INV Earnings Accrued for Collection Period (RESERVE, COLLECTION, EURO, FUT DIST, & CAP’D INT ACTS)			204,045.27
E	Investment Earnings (ADMINISTRATOR ACCOUNTS)			0.00
F	Consolidation Loan Rebate Fees			(11,238,732.64)

G	Net Expected Interest Collections			$22,035,498.35

H	Interest Rate Cap Payments Due to the Trust
				Cap

	i	Cap Notional Amount		$500,000,000.00

	ii	Libor (Interpolated first period)		1.52000%
	iii	Cap %		5.00000%

	iv	Excess Over Cap (ii-iii)		0.00000%

	v	Cap Payments Due to the Trust		$0.00

I	Currency Swap Payments Due to the Trust
			Trust Receives	Trust Pays

	i	Aggregate Swap Notional Amount — Class A-5 *	638,000,000	$731,658,400

	ii	Euribor/Libor Rate	2.11200%	1.52000%
	iii	Spread	0.2700%	0.3200%

	iv	Final Rate (ii+iii)	2.38200%	1.84000%

	v	Swap Payments Due	3,883,718.67	$3,440,420.39

* Notionals are calculated using an exchange rate of $1.1468 = €1.00

VIII. 2003-5 Accrued Interest Factors

		Accrued
		Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.003910000	6/15/04—9/15/04	1.53000%
B	Class A-2 Interest Rate	0.003961111	6/15/04—9/15/04	1.55000%
C	Class A-3 Interest Rate	0.004140000	6/15/04—9/15/04	1.62000%
D	Class A-4 Interest Rate	0.004421111	6/15/04—9/15/04	1.73000%
E	Class A-5 Interest Rate	0.006087333	6/15/04—9/15/04	2.38200%

IX. 2003-5 Inputs From Original Data 5/31/04

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$2,093,636,030.93
	ii	Interest To Be Capitalized	9,896,486.50

	iii	Total Pool	$2,103,532,517.43
	iv	Specified Reserve Account Balance	5,258,831.29

	v	Total Adjusted Pool	$2,108,791,348.72

B	Total Note and Certificate Factor		0.92743069099
C	Total Note Balance		$2,108,791,348.72

D	Note Balance 6/15/2004		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B

	i	Current Factor	0.2623096571	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000	1.0000000000		1.0000000000
	ii	Expected Note Balance	$58,673,948.72	$287,274,000.00	$304,424,000.00	$323,311,000.00	638,000,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$35,200,000.00		$68,250,000.00
												$
E	Note Principal Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00
F	Interest Shortfall		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00
G	Interest Carryover		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00

H	Reserve Account Balance		$5,258,831.29
I	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
J	Unpaid Administration fees from Prior Quarter(s)		$0.00
K	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
L	Interest Due on Unpaid Carryover Servicing Fees		$0.00

X. 2003-5 Waterfall for Distributions

				Remaining
				Funds Balance
A	Total Available Funds ( III-H)		$88,982,271.93	$88,982,271.93

B	Primary Servicing Fees-Current Month		$860,413.56	$88,121,858.37

C	Administration Fee		$20,000.00	$88,101,858.37

D	Auction Agent Fees Due 9/15/2004		$0.00	$88,101,858.37
	Broker/Dealer Fees Due 9/15/2004		$0.00	$88,101,858.37

E	Noteholders’ Interest Distribution Amounts for 9/15/2004
	i	Class A-1	$229,415.14	$87,872,443.23
	ii	Class A-2	$1,137,924.23	$86,734,519.00
	iii	Class A-3	$1,260,315.36	$85,474,203.64
	iv	Class A-4	$1,429,393.85	$84,044,809.79
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	$3,440,420.39	$80,604,389.40
	vi	Class A-6	$0.00	$80,604,389.40
	vii	Class A-7	$0.00	$80,604,389.40
	viii	Class A-8	$0.00	$80,604,389.40
	ix	Class A-9	$0.00	$80,604,389.40
	x	Class B	$0.00	$80,604,389.40

	xi	Total Noteholder’s Interest Distribution	$7,497,468.97

F	Noteholder’s Principal Distribution Amount Paid * (or set aside)
	i	Class A-1	$42,394,775.03	$38,209,614.37
	ii	Class A-2	$0.00	$38,209,614.37
	iii	Class A-3	$0.00	$38,209,614.37
	iv	Class A-4	$0.00	$38,209,614.37
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	—	$38,209,614.37
	vi	Class A-6	$0.00	$38,209,614.37
	vii	Class A-7	$0.00	$38,209,614.37
	viii	Class A-8	$0.00	$38,209,614.37
	ix	Class A-9	$0.00	$38,209,614.37
	x	Class B	$0.00	$38,209,614.37

	xi	Total Noteholder’s Principal Distribution	$42,394,775.03

G	Increase to the Specified Reserve Account Balance		$0.00	$38,209,614.37

H	Carryover Servicing Fees		$0.00	$38,209,614.37

I	Noteholder’s Interest Carryover
	i	Class A-1	$0.00	$38,209,614.37
	ii	Class A-2	$0.00	$38,209,614.37
	iii	Class A-3	$0.00	$38,209,614.37
	iv	Class A-4	$0.00	$38,209,614.37
	v	Class A-5	$0.00	$38,209,614.37
	vi	Class A-6	$0.00	$38,209,614.37
	vii	Class A-7	$0.00	$38,209,614.37
	viii	Class A-8	$0.00	$38,209,614.37
	ix	Class A-9	$0.00	$38,209,614.37
	xii	Class B	$0.00	$38,209,614.37

	xiii	Total Noteholder’s Interest Carryover	$0.00

J	Excess Distribution Release to Certificateholders		$38,209,614.37	$0.00

*	Principal allocable to Auction Rate Securities but not payable on the distribution date is paid to the Future Distribution Account for payment on the related Auction Rate Distribution date.

XI. 2003-5 Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B
	i	Quarterly Interest Due	$229,415.14	$1,137,924.23	$1,260,315.36	$1,429,393.85	$3,440,420.39	$0.00	$0.00	$0.00	$0.00	$0.00
	ii	Quarterly Interest Paid	229,415.14	1,137,924.23	$1,260,315.36	$1,429,393.85	$3,440,420.39	$0.00	$0.00	$0.00	$0.00	0.00

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	vii	Quarterly Principal Due	$42,394,775.03	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid (or set aside)	42,394,775.03	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$(0.00)	$0.00	$0.00	$0.00	0.00	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$42,624,190.17	$1,137,924.23	$1,260,315.36	$1,429,393.85	3,440,420.39	$0.00	$0.00	$0.00	$0.00	$0.00

B	Principal Distribution Reconciliation
	i	Notes Outstanding Principal Balance 8/31/04	$2,108,791,348.72
	ii	Adjusted Pool Balance 8/31/04	2,066,396,573.69

	iii	Notes Outstanding Exceeding Pool Balance (i-ii)	$42,394,775.03

	iv	Adjusted Pool Balance 5/31/04	$2,108,791,348.72
	v	Adjusted Pool Balance 8/31/04	2,066,396,573.69

	vi	Current Principal Due (iv-v)	$42,394,775.03
	vii	Principal Shortfall from Prior Collection Period	—

	viii	Principal Distribution Amount (vi + vii)	$42,394,775.03

	ix	Principal Distribution Amount Paid or Set Aside	$42,394,775.03

	x	Principal Shortfall (viii - ix)	$—

C		Total Principal Distribution	$42,394,775.03
D		Total Interest Distribution	7,497,468.97

E		Total Cash Distributions	$49,892,244.00

F	Reserve Account Reconciliation
	i	Beginning of Period Balance	$5,258,831.29
	ii	Deposits to correct Shortfall	$—
	iii	Total Reserve Account Balance Available	$5,258,831.29

	iv	Required Reserve Account Balance	$5,153,108.66
	vi	Shortfall Carried to Next Period	$—
	vii	Excess Reserve - Release to Waterfall	$105,722.63
	viii	Ending Reserve Account Balance	$5,153,108.66

G	Note Balances			6/15/2004		9/15/2004	Balance	Next ARS Pay Date
	i	A-1 Note Balance	78442GGP5	$58,673,948.72		$16,279,173.69
		A-1 Note Pool Factor		0.2623096571	0.1895314555	0.0727782016

	ii	A-2 Note Balance	78442GGQ3	$287,274,000.00		$287,274,000.00
		A-2 Note Pool Factor		1.0000000000	0.0000000000	1.0000000000

	iii	A-3 Note Balance	78442GGR1	$304,424,000.00		$304,424,000.00
		A-3 Note Pool Factor		1.0000000000	0.0000000000	1.0000000000

	iv	A-4 Note Balance	78442GGS9	$323,311,000.00		$323,311,000.00
		A-4 Note Pool Factor		1.0000000000	0.0000000000	1.0000000000

	v	A-5 Note Balance	XS0168279080	638,000,000.00		638,000,000.00
		A-5 Note Pool Factor		1.000000000	0.0000000000	1.000000000

	vi	A-6 Note Balance	78442GGT7	$100,000,000.00		$100,000,000.00	$100,000,000.00	10/08/04
		A-6 Note Pool Factor		1.000000000	0.0000000000	1.000000000	1.000000000

	vii	A-7 Note Balance	78442GGU4	$100,000,000.00		$100,000,000.00	$100,000,000.00	09/28/04
		A-7 Note Pool Factor		1.000000000	0.0000000000	1.000000000	1.000000000

	viii	A-8 Note Balance	78442GGV2	$100,000,000.00		$100,000,000.00	$100,000,000.00	10/05/04
		A-8 Note Pool Factor		1.000000000	0.0000000000	1.000000000	1.000000000

	ix	A-9 Note Balance	78442GGW0	$35,200,000.00		$35,200,000.00	$35,200,000.00	10/12/04
		A-9 Note Pool Factor		1.000000000	0.0000000000	1.000000000	1.000000000

	x	B Note Balance	78442GGX8	$68,250,000.00		$68,250,000.00	$68,250,000.00	10/12/04
		B Note Pool Factor		1.0000000000	0.0000000000	1.0000000000	1.000000000

XII. 2003-5 Historical Pool Information

			6/1/04-8/31/04	03/01/04-05/31/04	12/01/03-2/29/04	09/01/03-11/30/03	04/14/03-08/31/03
Beginning Student Loan Portfolio Balance			$2,093,636,030.93	$2,127,099,447.25	$2,158,356,563.46	$2,191,078,463.37	$2,244,419,788.72

	Student Loan Principal Activity
	i	Regular Principal Collections	$47,951,218.90	$37,860,850.67	$37,125,390.38	$40,699,454.12	$63,911,887.99
	ii	Principal Collections from Guarantor	4,985,664.80	5,522,432.76	5,119,807.82	4,200,309.83	2,172,048.03
	iii	Principal Reimbursements	32,409.73	592,584.29	42,656.91	209.00	1,604,344.16
	iv	Other System Adjustments	—	—	—	—	—

	v	Total Principal Collections	$52,969,293.43	$43,975,867.72	$42,287,855.11	$44,899,972.95	$67,688,280.18
	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$60,766.30	$62,180.56	$59,957.45	$302,401.58	$740,390.25
	ii	Capitalized Interest	(10,651,297.16)	(10,574,631.96)	(11,090,696.35)	(12,480,474.62)	(15,087,345.08)

	iii	Total Non-Cash Principal Activity	$(10,590,530.86)	$(10,512,451.40)	$(11,030,738.90)	$(12,178,073.04)	$(14,346,954.83)

(–)	Total Student Loan Principal Activity		$42,378,762.57	$33,463,416.32	$31,257,116.21	$32,721,899.91	$53,341,325.35

	Student Loan Interest Activity
	i	Regular Interest Collections	$20,323,997.56	$20,655,652.10	$20,611,415.98	$21,015,475.27	$33,325,036.55
	ii	Interest Claims Received from Guarantors	296,490.05	350,949.81	302,133.84	167,330.00	37,434.81
	iii	Collection Fees	6,434.99	3,646.95	2,969.92	3,060.71	5,038.95
	iv	Late Fee Reimbursements	263,496.04	255,238.17	257,376.60	244,533.75	365,780.33
	v	Interest Reimbursements	1,867.67	11,098.52	4,797.86	138.86	7,478.87
	vi	Other System Adjustments	—	—	—	—	—
	vii	Special Allowance Payments	39,096.53	16,039.60	20,860.83	32,937.09	—
	viii	Subsidy Payments	1,640,513.03	1,692,940.54	1,655,175.45	3,135,208.49	—

	ix	Total Interest Collections	$22,571,895.87	$22,985,565.69	$22,854,730.48	$24,598,684.17	$33,740,769.51

	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$645.78	$215.49	$1,173.52	$(278,986.62)	$(725,972.59)
	ii	Capitalized Interest	10,651,297.16	10,574,631.96	11,090,696.35	12,480,474.62	15,087,345.08

	iii	Total Non-Cash Interest Adjustments	$10,651,942.94	$10,574,847.45	$11,091,869.87	$12,201,488.00	$14,361,372.49

	Total Student Loan Interest Activity		$33,223,838.81	$33,560,413.14	$33,946,600.35	$36,800,172.17	$48,102,142.00

(=)	Ending Student Loan Portfolio Balance		$2,051,257,268.36	$2,093,636,030.93	$2,127,099,447.25	$2,158,356,563.46	$2,191,078,463.37
(+)	Interest to be Capitalized		$9,986,196.67	$9,896,486.50	$9,711,901.48	$9,428,023.31	$10,489,361.25
(=)	TOTAL POOL		$2,061,243,465.03	$2,103,532,517.43	$2,136,811,348.73	$2,167,784,586.77	$2,201,567,824.62
(+)	Reserve Account Balance		$5,153,108.66	$5,258,831.29	$5,342,028.37	$5,419,461.47	$5,503,919.56
(=)	Total Adjusted Pool		$2,066,396,573.69	$2,108,791,348.72	$2,142,153,377.10	$2,173,204,048.24	$2,207,071,744.18

XIII. 2003-5 Payment History and CPRs

Distribution	Actual	Since Issued
Date	Pool Balances	CPR *

Sep-03	$2,201,567,825	3.21%
Dec-03	$2,167,784,587	3.39%
Mar-04	$2,136,811,349	3.34%
Jun-04	$2,103,532,517	3.42%
Sep-04	$2,061,243,465	3.78%

* “Since Issued CPR” is based on the current period’s ending pool balance calculated against the original pool balance and assuming cutoff date pool data.